SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) November 26, 2001

RESIDENTIAL ACCREDIT LOANS, INC. (as company under a Pooling and Servicing Agreement dated as of November 1, 2001 providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 2001-QS17)

                        Residential Accredit Loans, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                   333-60352                 51-0368240
 ------------------------------------------------------------------------
 (STATE OR OTHER JURISDICTION     (COMMISSION)             (I.R.S. EMPLOYER
     OF INCORPORATION)            FILE NUMBER)            IDENTIFICATION NO.)

          8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN 55437
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        Registrant's telephone number, including area code (952) 832-7000

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                         Exhibit Index located on Page 2



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Items 1  through  4,  Item 6 and Item 8 are not  included  because  they are not applicable.

Item 5. Other Events.

Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, Residential Accredit Loans, Inc. will file concurrently with, or subsequent to, the filing of this Current Report on Form 8-K a prospectus dated May 24, 2001 (the "Base Prospectus") and a prospectus supplement dated November 26, 2001 (the "Prospectus Supplement", and together with the Base Prospectus, the "Prospectus") with the Securities and Exchange Commission relating to its Mortgage Asset-Backed Pass-Through Certificates, Series 2001-QS17. PricewaterhouseCoopers LLP has consented to the use of their name in the "Experts" section of the Prospectus Supplement. The consent of PricewaterhouseCoopers LLP is attached hereto as Exhibit 23.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

             Item 601(a) of
             Regulation S-K
Exhibit No.  Exhibit No.         Description

1            23             Consent of PricewaterhouseCoopers LLP, independent
                            auditors    of    MBIA    Insurance
                            Corporation  with  respect  to  the
                            Residential  Accredit  Loans,  Inc.
                            Mortgage Asset-Backed  Pass-Through
                            Certificates, Series 2001-QS17.




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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       RESIDENTIAL ACCREDIT LOANS, INC.


                                       By:        /s/ Randy Van Zee
                                          Name:   Randy Van Zee
                                          Title:  Vice President


Dated:  November 27, 2001


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                                  EXHIBIT INDEX

                    Item 601(a) of
Exhibit Number      Regulation S-K                        Sequentially Numbered
                    Exhibit No.       Description         Page
                    -----------       -----------        ------------------
1                   23            Accountant's Consent




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                                    EXHIBIT 1

                       [PRICEWATERHOUSECOOPERS LETTERHEAD]

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus Supplement of Residential Accredit Loans, Inc., relating to RALI Series 2001-QS17 Trust, of our reports, dated February 2, 2001, each of which is included or incorporated by reference in MBIA Inc.'s Annual Report on Form 10-K for the year ended
December 31, 2000, relating to our audits of: the consolidated financial statements of MBIA Inc. and Subsidiaries as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000; the consolidated financial statement schedules of MBIA Inc. and Subsidiaries as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000; and, the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000. We also consent to the reference to our firm under the caption "Experts."


                                            /s/ PricewaterhouseCoopers LLP



November 26, 2001



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